UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report  |  March 31, 2022

Table of Contents

Shareholder Letter	1
Manager Commentary	11
Disclosure of Fund Expenses	15
Schedule of Investments	17
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Additional Information	33

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

Dear Partners:

For the six-month period ended March 31, 2022, The Cook & Bynum Fund (the “Fund”) and the MSCI All Country World Index (“MSCI ACWI”)1 were up 9.19% and 0.96%, respectively.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated As of the Prospectus dated January 28, 2022, the gross and net expense ratios of the Fund were 2.20% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2023. For additional information, please reference Note 4 in the Notes to Financial Statements.

Portfolio Update

Rising U.S. interest rates, the Russian invasion of Ukraine, and a Chinese regulatory crackdown on its tech companies weighed on global markets. As we anticipated, the Fund’s portfolio of high-quality businesses with much higher earnings yields than the MSCI ACWI outperformed in a rising interest rate environment which disproportionately impacts expensive long duration2 assets. As global investors, we have followed the Russian market for many years including our most recent visit in 2018. An important mentor of ours who was a Russian expert always advised us against investing in Russia. Protecting our investments from the current situation is just one of many debts we owe him. Relying on his experience and judgement, we have long recognized the challenges of investing in Russia and as a result have never invested in the
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[1]
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

[2]	Duration is a measure of the sensitivity of the price of asset to changes in interest rates.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

country. The war in Ukraine, however, is impacting the world economy and our companies through rising commodity prices which are exacerbating inflationary pressures around the world. This inflationary pressure is negatively impacting margins for many companies, but we remain satisfied in our businesses’ pricing power which comes from their competitive advantages. On the other hand, rising commodity prices are benefitting export-oriented emerging market economies, including many in Latin America that are end markets for our companies’ products. These higher commodity prices are the primary driver for the MSCI Latin America’s3 impressive 27% return in the first quarter of the year. Lastly, we have no investments in Chinese companies, which has spared us from the whims of the Chinese Communist Party’s regulators. We remain optimistic about the prospects of our companies, and we estimate their valuations imply attractive absolute outcomes.

Business results across our investments are strong. Our companies continue to grow their profit streams and deepen their economic moats. The complexities of operating in the pandemic created opportunities for our best-in-class management teams to run circles around competitors and compound their advantages. For example, we visited Brazil in December to see two of our companies moving their businesses forward while many of their competitors are struggling. From our perspective, FEMSA’s Oxxo business in Mexico has been one of the most successful retail concepts in the world. Oxxo is the most profitable of any convenience store format we have studied with an operating margin of near 10%. Oxxo has around 20,000 stores in Mexico with substantial room for continued expansion in the country of 130 million people. If management successfully replicates some of that success in Brazil, with its population of 210 million and few existing convenience stores, our returns as shareholders could potentially be fantastic. At FEMSA’s current valuation, Brazilian success is a free option, but one we are watching closely. On the left side of Figure 1 is a picture we took of one of the roughly 100 Oxxo convenience stores that FEMSA has opened in São Paulo, Brazil over the past year. We are optimistic that the company has adapted its proven format and systems to delight the needs of the Brazilian consumer. On the right is a screenshot of AB InBev’s Zé Delivery app, which provides beer delivery within 15 minutes from nearby merchants at a modest delivery fee of only US $1. Zé has been a huge success in Brazil as the second most downloaded delivery mobile application, and ABI has quickly expanded the concept to ten other Latin American markets. These two examples in Brazil are only a few of the many exciting developments happening at our companies.
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[3]
The MSCI Emerging Markets (EM) Latin America Index captures large and mid-cap representation across 5 Emerging Markets (EM) countries in Latin America. With 92 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.  You cannot invest directly in an index.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

Figure 1.  FEMSA and AB InBev Deepening
Their Economic Moats in Brazil

Do Not Forget the Dividends

We do not often write about dividends, but they play a fundamental role in valuing companies. Ultimately, the value of a business is the amount of cash that it can distribute as dividends to its owners over its expected lifetime discounted to the present. As of year-end 2021, the S&P 5004 and MSCI ACWI have dividend yields5 of only 1.3% and 1.8%, respectively. Over the last decade as valuations have risen and share buybacks have become more popular in the U.S., dividends have fallen out of favor6. However, given our portfolio’s low valuation and the strength of many of our businesses this year, dividends played an important role in our returns. As of December 31, 2021, two companies in the Fund’s portfolio representing a combined 17.8% weight in the Fund paid out approximately 15% of their year-end market value in dividends.

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[4]
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

[5]	Dividend yield is the dividend per share divided by the share price.
[6]	Under the U.S. tax code share buybacks can be more tax efficient than dividends when purchased at or below intrinsic value, but they can also be used nefariously to mask employee stock issuance.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

The timing and size of these cash dividends are a testament to, what we believe, is the resilience, predictability, and strength of these two world-class businesses. These enormous dividend yields demonstrate how irrationally low the stock prices of both companies are despite excellent business results. We anticipate both companies will grow their profit streams for many decades as per capita consumption of their products increases alongside a growing middle class while they deepen the economic moats of their brands and distribution networks.

Portfolio Companies: Year in Review

Arca Continental

In 2021, Arca grew volume by 6%, revenue by 8%, and net income by 20%. The company guided for another year of high-single digit revenue growth from increasing volume and demonstrated pricing power. As a testament to low customer price elasticity for its products, Arca is pricing at least with inflation in every one of its markets. One market where pricing power has played an essential role is the U.S. where net price increased by an astounding 13.6% in the fourth quarter after a successful off-cycle price increase in August. The Coca-Cola system has a long history of using its pricing power through its best-in-class bottlers, such as Arca, to offset inflation in countries around the world. Since first acquiring its operations in the U.S. in 2016, Arca has lobbied the Coca-Cola system in America for price increases. Arca’s revenue management expertise is paying off in the face of 8.5% U.S. inflation; fourth quarter volume rose 4% despite a double-digit price increase. Another example of Arca’s experience and expertise being put to work in the U.S. is returnable glass bottles. Arca has established a pilot program for returnable glass bottles in El Paso, Texas. In many markets around the world, using returnable bottles as packaging eliminates waste and generates a lower environmental impact while simultaneously delivering a lower price point for consumers and higher margins for the bottler. In Mexico, Arca sells 32% of its volume in returnable bottles. We are excited to see if returnable bottles will make a comeback in the U.S. market. Consumer reacceptance of returnable bottles in the U.S. could significantly reduce the environmental impact of ready-to-drink beverage consumption while simultaneously reinforcing the competitive position of the market leader given its scale advantages in operating a two-way distribution system.

Arca trades at an estimated 15x 2022 price-to-earnings (P/E) ratio7 with an almost debt free balance sheet. These highlights are just a few examples of
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[7]	Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

why we continue to admire Arca’s world class execution. With its strong balance sheet and history of successful acquisitions, Arca is well positioned as a preferred acquirer in the ongoing global consolidation of Coca-Cola bottlers in either the U.S. or Latin America. Arca represented the largest position in the fund with a 21.7% weight as of March 31, 2022, and we continue to be excited about what we believe will be attractive prospective returns at these prices. CEO Arturo Gutierrez and his team have been outstanding long-term partners.

Coca-Cola Embonor

After a strong 2020, Embonor had an incredible 2021 that far exceeded our expectations. Volume increased 21%, revenue increased 40%, and net income increased 75%. These results were driven primarily by organic growth in Chile, the addition of distribution of AB InBev beers in Chile, and an admirable recovery of the business from the pandemic in Bolivia. However, despite these outstanding business results Embonor trades at a 2021 P/E of only 5x. The FTSE Chile Small/Micro Cap Index8 trades at a P/E of 7x as the Chilean small cap fund industry is facing heavy redemptions by the local pension funds and foreign investors are waiting to see the results of the Constitutional Convention later this year. After three successful (and one failed) permitted early withdrawals from Chile’s pension fund system, the Chilean small cap fund industry is effectively being liquidated, creating continued selling pressure in Chilean small cap stocks, like Embonor. Embonor is a better business with lower risk than the average Chilean small cap, yet it trades at a discount to an already depressed part of the market. In our opinion, we have seen few if any opportunities as attractive as Embonor at this price in our 20+ year history.

Berkshire Hathaway

Like much of the U.S. economy, Berkshire Hathaway had a strong recovery from the pandemic. 2021 revenues rose 12% and pre-tax profits increased by 19% to exceed 2019’s pre-pandemic level by 10%. Management continued its large share repurchases during 2021 at what we see as an attractive absolute valuation and attractive relative valuation to the opportunities in U.S. private and public equity markets. Mr. Buffett has repurchased 9% of total shares outstanding since 2019, and combined with strong operating results, we are not surprised that shares have responded positively and are up nearly 50% since the start of 2021. Additionally, Berkshire’s insurance and investment activities are set to benefit from higher short term interest rates.

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[8]	The FTSE Chile Small/Micro Cap Index is a market-capitalization weighted index representing the performance of Chile small and micro-cap stocks. You cannot invest directly in an index.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

Anheuser-Busch InBev

The pandemic posed a formidable challenge for alcoholic beverage companies worldwide. After a difficult 2020, AB InBev’s (ABI) business rebounded in 2021 with revenue up 16% and operating income up 13%. During the fourth quarter of 2021, organic revenue was more than 10% above pre-pandemic levels while operating income has nearly recovered. ABI’s execution in beverage innovation and digitization has helped drive organic revenue growth to complement the historic playbook of premiumization and increasing per capita consumption in emerging markets. An example of this has been the global rollout of its digital business-to-business platform BEES, through which more than half of global revenue now moves. BEES is a digital ordering platform that allows ABI to capture data in real time from its retail customers. As the clear first mover at scale across the global beverage industry, this digital platform allows for a more efficient sales organization and better revenue management, with the results already evident in ABI’s income statement. This digital platform is most impactful in the informal trade where ABI is the first to capture this data and, via a marketplace, is now selling access to the data to other consumer businesses. BEES is a perfect example of an engagement algorithm used to reduce costs, increase revenue, and improve ABI’s competitive positioning. We are excited to see the full potential of this digital data capture on the business and any positive optionality that will come from this venture.

ABI crossed an important milestone in its deleveraging strategy with net debt-to-EBITDA9 falling below 4x for the first time since the closing of the SABMiller transaction in 2016. We admire this debt reduction despite a strong dollar headwind and the global pandemic during this period, which speaks to the resilience and ability to generate cash of ABI’s business. We expect the company to quickly reduce debt to below 3x in the next couple of years as the company delivers on its organic growth strategy. ABI’s share price remains flat since the beginning of 2021 largely due to market concerns about the impact of higher commodity prices on the beer business. Barley, aluminum, and diesel fuel are material contributors to ABI’s costs and have all risen substantially over the last year. In the absence of price increases, this rise in input costs would decrease profits. However, we see ABI and its global brewer competitors currently increasing prices in the majority of markets to protect profits. In an inflationary environment, beer brands have repeatedly proven to have low consumer price elasticity. ABI trades at an estimated 18x 2022 P/E which we view as attractive given its global franchise, superior execution, and demonstrated culture of innovation.
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[9]	Net debt-to-EBITDA is a company’s interest bearing liabilities minus cash divided by EBITDA (earnings before interest, taxes, depreciation, and amortization).

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

It is worth mentioning that ABI is the only company in the Fund’s portfolio with direct exposure to Russia and Ukraine. ABI is a noncontrolling 50% owner of an unconsolidated joint venture with Turkish brewer Anadolu Efes that operates in Russia and Ukraine. ABI’s share of this joint venture would represent less than 2% of group revenue if it were consolidated.

Backus y Johnston

Backus’ beer business in Peru recovered strongly after pandemic restrictions were lifted in the second half of 2021. Full year revenue increased 36% while net profit rose 43%. During the fourth quarter of 2021, revenue was 20% above 2019’s pre-pandemic levels with profits also comfortably ahead. Markets have not ignored this strong business performance or the strong economic fundamentals of the Peruvian economy. Following the 2021 pessimism around the election of President Castillo, the stock market has staged an impressive rally since his mid-year inauguration. Both Backus and the Peruvian index10 are up about 50% in U.S. dollars since the July inauguration. We remain happy shareholders of this world-class, undiscovered asset which trades at only a modest estimated 2022 P/E of 16x despite its 95%+ market share in an attractive beer market with increasing per capita consumption.

Liberty Latin America

During 2021, LLA’s revenue increased 17% while EBITDA11 grew 23% driven by both organic growth and acquisitions. The business generated $200m of free cash flow12 in 2021, which was above 2020 levels but still below that of 2019. This free cash flow is after $163m of growth capital expenditures on new builds and network upgrades (all fiber-to-the-home), which masks the true earnings power of the business. LLA’s operations in the Caribbean continues to be negatively impacted by travel restrictions, with revenue still below 2019 levels. 2021 tourist arrivals to the Caribbean were only at about half the levels of 2019. We are seeing a slow recovery so far in 2022, and we only expect a full recovery after all pandemic travel restrictions (including those in the U.S.) are lifted.

Since our first purchase of LLA shares in late 2017, the company has generally matched our expectations for business results despite a global pandemic, but we have been disappointed at the performance of the share price. The share price as of March 31, 2022 was $9.59 and is below our average cost of
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[10]	The S&P/BVL Peru General Index is a modified market cap-weighted index that is designed to serve as the broad benchmark for the Peruvian stock market.
[11]	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization.
[12]	Free cash flow is the amount of cash generated each year after paying for operating expenses and capital expenditures.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

approximately $21. Since 2017, LLA has grown total revenue and EBITDA by 34% and 35%, respectively, while free cash flow has grown from -$93m to $200m, all ahead of our forecasts. LLA has exceeded our expectations for intelligent acquisitions, operational improvements at its Cable & Wireless segment, and organic broadband growth in Puerto Rico and the Caribbean. However, the one area the company has significantly underperformed our expectations is in its Chilean segment, VTR. LLA’s historically dominant cable network has been overbuilt by several competitors leading to substantial revenue and profit declines for that unit. Today, we assign little equity value to LLA’s Chilean business. Chile was an ideal market for fiber overbuilders for a few key reasons: 1) there was considerable whitespace for overbuilders to be the first movers; 2) cost to build is exceptionally low because of low labor costs, a primarily aerial network, and Chile being a dense urban country (40% of the country lives in greater Santiago); and 3) the absence of a strong converged player due to regulation (VTR was previously prohibited by law from owning a mobile network). None of LLA’s other markets have such favorable conditions to attract competition. For example, labor costs are quite high in Puerto Rico and the Caribbean, and LLA is a strong converged player in all other major markets. While we are disappointed with the performance of LLA’s operations in Chile, the company’s intelligent dealmaking and execution have improved its competitive positioning in Puerto Rico, the Caribbean, Costa Rica, and Panama where we do not anticipate such intense competition from overbuilders. We remain vigilant in testing this assessment.

The company has guided for $250m of free cash flow in 2022, which implies an attractive estimated price-to-free-cash-flow13 multiple of 9x as of March 31, 2022. We anticipate this free cash flow growing significantly over the next three years as the company realizes synergies from its acquisitions in the last two years, organic growth from expanding its fixed broadband business, and an ongoing tourism recovery in the Caribbean. On April 6th, LLA’s main competitor in the Caribbean, Digicel, announced that it is exiting the Panama mobile market. This news along with the closing of LLA’s acquisition of the third largest mobile network in the country will reduce the industry from four to two players which should rationalize pricing, reduce customer churn, and improve profits. LLA has repurchased $90m of stock over the last year and recently authorized an additional $200m buyback program. We continue to advocate for reducing the company’s high leverage at 4.4x net debt-to-EBITDA, although the debt is well structured with 85% of maturities after 2027 and separate debt silos for each segment. This leverage could be reduced quickly in a stressed scenario by reducing growth capital expenditures and disposing of a stake in its subsea fiber network.
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[13]	Price-to-free-cash-flow is a company’s market capitalization divided by its free cash flow.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

FEMSA

FEMSA’s retail business emerged stronger from the pandemic. In 2021, revenue at FEMSA Proximity, which includes its Oxxo convenience stores, rose 10% while operating income increased 53%. 2021 revenue and profits were substantially above 2019 levels. The Oxxo format has exited the pandemic with higher profitability as gross margins increased from 40.6% in 2019 to 42.4% in 2021 as customers became accustomed to buying higher margin product categories from Oxxo such as alcohol spirits. FEMSA Health, which includes its pharmacies across Mexico and Latin America, increased revenue by 12% and operating income by 42%. These excellent results were on top of an already strong 2020. The pandemic boosted the value proposition of pharmacies to the consumer, and the segment’s revenue and operating income are up a remarkable 24% and 65% compared to 2019, respectively. FEMSA continued the U.S. merger & acquisition activity it began in March 2020 to expand its Jan-San distribution platform. This year FEMSA began disclosing financial information on this new Logistics & Distribution segment, which generated an impressive $2.4B of revenues and $200m of free cash flow in 2021. We believe this segment now represents a mid-single digit percentage of the value of the company. FEMSA is a conglomerate, but the majority of the value is in its convenience and pharmacy retail operations, which we estimate are valued at a modest 16x 2022 P/E assuming current market values for its stakes in Heineken and Coca-Cola FEMSA. We think this is an attractive valuation given the long runway of near double-digit growth through a proven store rollout in Mexico and the rest of Latin America.

Housekeeping

I am pleased to announce that our research team is expanding with the addition of Peter Lindmark, who is a long-time friend of the firm and an experienced security analyst. We are confident he will make strong contributions and immediately enhance our research process.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage as we seek to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of

The Cook & Bynum Fund	Shareholder Letter
March 31, 2022 (Unaudited)

capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 9.3% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary
March 31, 2022 (Unaudited)

As of March 31, 2022 the unaudited net asset value (NAV) attributable to the 4,486,008 shares outstanding of The Cook & Bynum Fund (“Fund”) was $13.87 per share. This NAV compares with an audited NAV of $12.98 per share as of the Fund’s Annual Report dated September 30, 2021.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.22

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	8.36%	1.06%	0.81%	3.31%	5.85%
MSCI ACWI Index Net(2)	7.28%	13.75%	11.64%	10.00%	10.80%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary
March 31, 2022 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.22

The Cook & Bynum Fund	Manager Commentary
March 31, 2022 (Unaudited)

Portfolio Changes for the six months ended 3.31.2022

New Holdings	Eliminations
None	None

Performance Contribution

The Fund generated a positive 9.2% return during the six months ended March 31, 2022.  Berkshire Hathaway was the largest contributor to returns with a positive contribution of more than 4% from strong share price appreciation.  The market is responding positively to Berkshire’s large share repurchases, recently announced acquisitions, and the positive impact of higher U.S. interest rates on Berkshire’s insurance and investment operations.  Backus y Johnston also contributed over 4% from share appreciation with solid business results and a strong Peruvian stock market. Arca Continental, Coca-Cola Embonor, and Anheuser-Busch InBev contributed positively to returns.  Liberty Latin America detracted more than 4% from returns while FEMSA detracted slightly.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 9.3% of its net assets invested in cash or cash equivalents (cash or deposit account). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold

The Cook & Bynum Fund	Manager Commentary
March 31, 2022 (Unaudited)

individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in 2019 and was characterized as a pandemic by the World Health Organization in 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2021 through March 31, 2022.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2022 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/21 to	Expense
	10/1/21	3/31/22	3/31/22(1)	Ratio
Actual Fund Return	$1,000.00	$1,091.90	$7.77	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2022 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (18.1%)

Conglomerates (18.1%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$11,297,708
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$11,297,708

FOREIGN COMMON STOCKS (62.1%)

Breweries (21.8%)
Anheuser-Busch InBev SA/NV – ADR	128,304	7,705,938
Union de Cervecerias Peruanas
Backus y Johnston SAA	895,303	5,842,108
		13,548,046
Retail – Convenience Stores (7.2%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	4,516,402

Soft Drink Bottling and Distribution (21.7%)
Arca Continental SAB de CV	1,986,195	13,479,963

Wired and Wireless
Telecommunications Carriers (11.4%)
Liberty Latin America Ltd. – Class A(1)	81,841	793,858
Liberty Latin America Ltd. – Class C(1)	654,782	6,279,359
		7,073,217
TOTAL FOREIGN COMMON STOCKS
(Cost $42,409,840)		$38,617,628

FOREIGN PREFERRED STOCKS (10.6%)

Soft Drink Bottling and Distribution (10.6%)
Coca-Cola Embonor SA – Class B	5,301,259	6,602,991
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$6,602,991

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (9.3%)

Money Market Funds (9.3%)
U.S. Bank Money Market
Deposit Account, 0.005%(2)	$5,771,803	$5,771,803
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,771,803)		$5,771,803
TOTAL INVESTMENTS (100.1%)
(Cost $60,642,514)		$62,290,130
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.1)%)		(79,256)
NET ASSETS (100.0%)		$62,210,874

(1)	Non-income producing security.
(2)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2022.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2022 (Unaudited)

ASSETS:
Investments, at value (cost $60,642,514)	$62,290,130
Dividends and interest receivable	14
Prepaid expenses	17,180
Total Assets	62,307,324

LIABILITIES:
Accrued investment advisory fees, net of waiver	42,738
Accrued custody fees	9,004
Other payables and accrued expenses	44,708
Total Liabilities	96,450
NET ASSETS	$62,210,874

COMPOSITION OF NET ASSETS:
Paid-in capital	$62,614,935
Distributable earnings (accumulated deficit)	(404,061)
Net Assets	$62,210,874

Shares of common stock outstanding
(unlimited number of shares authorized)	4,486,008
Net Asset Value, Offering and
Redemption Price Per Share	$13.87

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of withholding tax of $47,229)	$1,211,410
Total Investment Income	1,211,410

EXPENSES:
Investment adviser fees	440,146
Fund accounting and administration fees	47,765
Transfer agent fees and expenses	33,376
Custody fees	20,928
Legal fees	18,636
Trustee fees	16,282
Federal and state registration fees	15,348
Insurance fees	13,635
Auditing and tax fees	9,777
Chief compliance officer fees	6,006
Printing fees	4,953
Service fees	3,776
Miscellaneous expense	2,513
Total expenses before reimbursement	633,141
Less fees reimbursed by investment adviser (Note 4)	(192,995)
Net Expenses	440,146
Net Investment Income (Loss)	771,264

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	(9,044)
Foreign currency transactions	(29,153)
Total	(38,197)
Net change in unrealized appreciation/depreciation on:
Investment securities	3,456,070
Foreign currency translation	1,070,584
Total	4,526,654
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	4,488,457
Net Increase (Decrease) in
Net Asset from Operations	$5,259,721

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
FROM OPERATIONS:
Net investment income (loss)	$771,264	$406,544
Net realized gain (loss) on investments
and foreign currency transactions	(38,197)	5,393,651
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	4,526,654	5,391,567
Net Increase (Decrease) in
Net Assets from Operations	5,259,721	11,191,762

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(1,280,548)	(189,876)
Total distributions	(1,280,548)	(189,876)

CAPITAL SHARE TRANSACTIONS
(NOTE 7):
Proceeds from shares sold	315,316	3,667,755
Dividends reinvested	1,260,513	183,904
Value of shares redeemed	(1,408,024)	(19,751,334)
Net Increase (Decrease) Resulting
from Capital Transactions	167,805	(15,899,675)
Redemption fees	49	—
Net Increase (Decrease) in Net Assets	4,147,027	(4,897,789)
NET ASSETS:
Beginning of period	58,063,847	62,961,636
End of period	$62,210,874	$58,063,847

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2022
	(Unaudited)
Net Asset Value – Beginning of Period	$12.98
Income from Investment Operations
Net investment income (loss)(1)	0.17
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	1.01
Total Income (Loss) from Investment Operations	1.18

Distributions to Shareholders
Net investment income	(0.29)
Net realized gains	—
Total Distributions	(0.29)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$13.87
Total Return	9.19	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$62,211
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	2.14	%(4)
Net investment income (loss)
including reimbursement/waiver	2.61	%(4)
Net investment income (loss)
excluding reimbursement/waiver	1.96	%(4)
Portfolio turnover rate	0	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2021	2020	2019	2018	2017
$10.87	$14.11	$16.07	$16.52	$15.81

0.08	0.02	0.09	0.02	0.03

2.07	(3.16)	(0.43)	(0.15)	1.43
2.15	(3.14)	(0.34)	(0.13)	1.46

(0.04)	(0.10)	(0.03)	(0.03)	—
—	—	(1.59)	(0.29)	(0.75)
(0.04)	(0.10)	(1.62)	(0.32)	(0.75)

—	— (2)	— (2)	— (2)	— (2)
—	— (2)	— (2)	— (2)	— (2)
$12.98	$10.87	$14.11	$16.07	$16.52
19.80%	-22.43%	-1.10%	-0.89%	9.79%

$58,064	$62,962	$119,128	$145,062	$151,346

1.49%	1.49%	1.49%	1.49%	1.49%
2.20%	1.99%	1.90%	1.82%	1.80%

0.66%	0.17%	0.66%	0.12%	0.23%

-0.05%	-0.33%	0.25%	-0.21%	-0.08%
0%	8%	3%	37%	5%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$11,297,708	$—	$—	$11,297,708
Foreign
Common Stocks	38,617,628	—	—	38,617,628
Foreign
Preferred Stocks	6,602,991	—	—	6,602,991
Short-Term
Investments	5,771,803	—	—	5,771,803
TOTAL	$62,290,130	$—	$—	$62,290,130

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 inputs for the six months ended March 31, 2022.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2018.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$189,876	$815,048
Distribution in Excess	—	58
Total	$189,876	$815,106

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2021, certain differences were reclassified. The reclassifications were as follows:

Increase Total Distributable Earnings	$ —
Decrease Paid-in Capital	$ —

B. Tax Basis of Investments: As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$60,870,188
Gross unrealized appreciation	11,071,772
Gross unrealized depreciation	(13,950,810)
Net tax unrealized appreciation (depreciation)	(2,879,038)
Undistributed ordinary income	288,675
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,792,871)
Total distributable earnings (accumulated deficit)	$(4,383,234)

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2021, the Fund did not defer on a tax basis, any late-year

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

ordinary loss. There were no post-October losses for the fiscal year ended September 30, 2021.

At September 30, 2021, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$ —	$1,792,871	Unlimited

During the fiscal year ended September 30, 2021, the Fund utilized the following capital loss carryforward that was available as of September 30, 2020.

Short-Term	Long-Term
$ —	$5,311,072

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), effective November 5, 2020, with the Adviser. The Management Agreement has been renewed through November 5, 2022. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2023, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2022, the Adviser may in the future recover fee reductions and expense reimbursements totaling $192,995 $438,487, $472,529 and $297,145 from the Fund. The Adviser may recover these amounts no later than March 31, 2025, and September 30 of 2024, 2023, and 2022, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

During the period ended March 31, 2022, the Fund had $216,560 of previously waived expenses expire.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on October 24, 2022. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3.50% at March 31, 2022. During the period the Fund did not borrow under this arrangement. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of March 31, 2022, the Fund had no outstanding borrowings under this agreement.

6. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2022, there were no purchases or sales of securities (excluding securities maturing less than one year from acquisition). There were no purchases or sales of long-term U.S. Government securities for the period ended March 31, 2022.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

7. SHARES OF BENEFICIAL INTEREST

On March 31, 2022, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
Beginning Shares	4,472,712	5,791,920
Shares Sold	23,825	291,076
Shares Issued in Reinvestment
of Distributions	95,711	14,819
Total	4,592,248	6,097,815
Less Shares Redeemed	(106,240)	(1,625,103)
Ending Shares	4,486,008	4,472,712

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2022, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 78% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of March 31, 2022, 72.7% of the Fund’s net assets were invested in foreign securities.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2021, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2021, 100.00% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$234,409	$0.05240869	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”) reasonably designed to assess and manage the Fund’s liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund.

The Board of Trustees (the “Board”) of the Cook & Bynum Funds Trust (the “Trust” or “Fund”) has appointed the Trust’s Valuation Committee to serve as the Liquidity Program Administrator (“LPA”) for the Program. The LPA is responsible for implementation and oversight of the Program, as well as quarterly and annual reporting to the Board.

The Program requires that the LPA review the classification of each portfolio investment on at least a monthly basis in connection with reporting on Form N-PORT and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of the classifications of the Fund’s investments. The

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

Program also establishes the Fund’s Highly Liquid Investment Minimum (“HLIM”) (the percentage of the Fund’s net assets that the Fund invests in highly liquid investments) as 50% of total net assets and states that the LPA should review the HLIM assigned to the Fund no less frequently than annually.

The Program also states that, generally, the Fund may not acquire any illiquid investment if, immediately after the acquisition of a security, the Fund would have invested more than 15% of its net assets in illiquid investments. If the Fund holds more than 15% of its net assets in illiquid investments: (i) the LPA shall make a report of such an occurrence to the Board within 1 business day of the occurrence, with an explanation of the extent and causes of the occurrence and provide the Board with the LPA’s written plan to bring the Fund’s illiquid investments at or below 15% of net assets within a reasonable period of time and indicate that such decisions will be made in the best interests of shareholders; and  (ii) if the proportion of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each 30-day period thereafter), the Board, including a majority of Trustees who are not interested persons of the Fund, shall meet in order to assess the Fund’s plan, that at a minimum addresses how the Fund will decrease its percentage of illiquid investments to at or below 15% of net assets within a reasonable period of time.

At the meeting of the Board on November 17, 2021, the Board received and reviewed a report from the LPA pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended September 30, 2021. The report stated that the LPA had concluded that the Program was reasonably designed to assess and manage the Trust’s liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no significant liquidity events that impacted the Fund. The report further noted that no material changes have been made to the Program since its implementation.

Subsequent to the Reporting Period the LPA identified areas of the Program to improve in order to ensure the ongoing effectiveness of the Program, and, at a meeting of the Board on May 23, 2022, the Board approved changes and enhancements to the Program recommended by the LPA regarding or addressing the timeliness of and procedures for certain Board reports, the process for classifying the Fund’s portfolio investments, as well as an expansion of the reports to be presented to the Board on a quarterly basis.  The LPA represented to the Board that, with these changes, it believes the Program continues to be adequately designed and effective in implementing the requirements of the Liquidity Rule with respect to the Fund.

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		of the Trust	CBCM. Effective August 2021,
		since August	Mr. Hobbs has served as
		2021.	Chief Financial Officer and
Chief Investment Officer of
EBSCO Industries, Inc.
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been	1	Director
Ogburn		has served	Director of the Board		Crawford &
Year of		as a Trustee	of Crawford & Company		Company
Birth: 1955		of the Trust	since January 1, 2010.
since May
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since March
2009.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	Director of
Carson		has served	Managing Director of The		Rollins, Inc.
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	since 1999. Mr. Carson has
		since April	been a Principal of both
		2014.	Ansley Securities LLC
(broker-dealer) and Don
Carson Associates LLC
(a financial advisory services
firm) since 1999 and 2013,
respectively.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund	Additional Information
March 31, 2022 (Unaudited)

Name,		Term of
Year of	Position(s)	Office and
Birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Officers
Enrico G.	Treasurer,	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	serves as
Year of	Compliance	Secretary,
Birth: 1983	Officer, and	Chief
	Anti- Money	Compliance
	Laundering	Officer, and
	Officer	Anti-Money
Laundering
Officer of the
Trust as of
January 2020.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2022

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 27, 2022

By (Signature and Title)*       /s/Enrico G. Camata
Enrico G. Camata,
Treasurer (Principal Financial Officer)

Date    May 27, 2022

* Print the name and title of each signing officer under his or her signature.